[COVER PAGE]


[State Street Research Logo]

     State Street Research
     Investment Trust



     Annual Report

     December 31, 1996


                                        [Illustration]
                                        MAN CLIMBING AND LOOKING AT STARS


                                        What's Inside




                                        From the Chairman
                                        Positive performance from
                                        stocks and bonds

                                        Portfolio Manager's Review
                                        Another strong year
                                        for the Trust

                                        Fund Information
                                        Facts and figures

                                        Plus, Complete Portfolio Holdings
                                        and Financial Statements




        [DALBAR LOGO]

       For Excellence
             in
     Shareholder Service

FROM THE CHAIRMAN

To Our Shareholders:

1996 was another year of strong returns for many investors in the stock market. For much of the past year, there were strong corporate profits, low inflation and steady-but-slow economic growth. The Dow Jones Industrial Average broke the 6000 point barrier in October, and the Standard & Poor's 500 Composite Index was up +22.95% for the 12 months ended December 31, 1996. Investors in the bond market also enjoyed positive returns, with the Lehman Brothers Aggregate Bond Index gaining +3.63% for the same time period.(1)

Stocks

Most of the gains in the stock market in 1996 were concentrated in the largest companies and industry giants. The Russell 2000 Index, which measures small-company stock performance, lagged the performance of the S&P 500 but still returned a solid +16.50%,(1) with most of the gain occurring in the first six months of the year. Our analysts believe that 1997 may be a year in which more of the smaller companies, many of which have not been able to keep pace with the larger names, may see better results.

Bonds

High-yield bonds were steady performers throughout the year, benefiting from the stronger than expected economy, which never overheated enough to precipitate any action by the Federal Reserve. Higher-quality bonds rallied through the summer and fall, before losing momentum late in the fourth quarter. In 1997, bonds should continue to take their cue from the economy and the Fed.

Tax-Time Reminder

In closing, I'd like to remind State Street Research investors of our extended call-in hours for tax time. Starting March 1 and continuing through April 15, 1997, Shareholder Services representatives will be available from 8:00 a.m. until 8:00 p.m., and on Saturdays from 10:00 a.m. until 2:00 p.m. Call them with your account and tax-related questions during these extended hours.

Thank you for investing in State Street Research Investment Trust.

Sincerely,
Ralph F. Verni
/s/ Ralph F. Verni
Chairman
January 31, 1997

(1)The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Aggregate Bond Index is a commonly used measure of bond market performance. The Russell 2000 Index is a commonly used measure of small- company stock performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)+20.15% for Class B shares; +21.48% for Class C shares; +20.09% for Class D shares.

(3)Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(4)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Trust will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. During the periods prior to 1990 that shares of the Trust were not offered to the general public, the Trust was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Trust's current continuous public offering. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(5)Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable.

(6)Cumulative total returns are not annualized nor do they reflect sales charges, which, if reflected, would reduce performance.

Total value of $10,000 invested on January 1, 1987(3)
(Class A shares, at maximum applicable sales charge)

[DESCRIPTION OF MOUNTAIN CHART]

12/86           9550
12/87           10207
12/88           11252
12/89           14869
12/90           14272
12/91           18863
12/92           20048
12/93           22034
12/94           21188
12/95           28148
12/96           34066



SEC Average Annual Compound
Rates of Return
(at maximum applicable sales charge)(4,5)

             10 Years   5 Years     1 Year
---------- -----------  --------- ----------
Class A       +13.04%    +11.52%    +15.58%
---------- -----------  --------- ----------
Class B       +13.27%    +11.71%    +15.21%
---------- -----------  --------- ----------
Class C       +13.70%    +12.82%    +21.48%
---------- -----------  --------- ----------
Class D       +13.27%    +11.96%    +19.10%

Cumulative Total Returns
(do not reflect sales charge)(4,6)

             10 Years   5 Years     1 Year
---------- -----------  --------- ----------
Class A      +256.71%    +80.60%    +21.03%
---------- -----------  --------- ----------
Class B      +247.62%    +76.00%    +20.15%
---------- -----------  --------- ----------
Class C      +261.00%    +82.77%    +21.48%
---------- -----------  --------- ----------
Class D      +247.55%    +75.96%    +20.09%


Top 5 Equity Industries
(by percentage of net assets)

[DESCRIPTION OF BAR CHART]

Chemicals 8.2%

Banks 7.8%

Hospital supply 7.3%

Oil 7.1%

Retail 7.1%

Total: 37.5%

Portfolio Manager's Review

[Photo of John Wilson - Portfolio Manager]


The following is a discussion with John Wilson, portfolio manager of State Street Research Investment Trust. John has 10 years of investment experience.

Q: How did the Trust perform during the year?

A: The Trust experienced another good year in 1996, in line with generally strong performance in U.S. equity markets. For the 12 months ended December 31, 1996, Class A shares of the Trust returned +21.03% (does not reflect sales charge),2 modestly outperforming the +20.78% average return for the 522 fund classes in Lipper Analytical Services' Growth and Income Funds category (does not reflect sales charge).

Q: What factors contributed to the Trust's strong year?

A: Stocks in general did better than expected in 1996, with large capitalization, high-quality companies-- those measured by the S&P 500--turning in the best results. This trend benefited the Trust, with its strategy of investing in companies that are the dominant players in their industries. Restructuring in the energy industry and generally higher commodity prices helped the Trust's energy holdings. Schlumberger, the Trust's third- largest holding, is a leading oil-service equipment provider. In addition, our overweighting in the finance and science and technology sectors helped performance throughout the year.

Q: What finance stocks are in the portfolio?

A: Chase Manhattan and BankAmerica, the Trust's two largest holdings, are both in this sector. These companies showed more promise during the year, but were still selling below average market values, so they provided good opportunities.

Q: What about the science and technology sector?

A: We maintained an overweighting in this volatile sector throughout the year. While these stocks sometimes provide a wild ride, we believe that the companies we have selected have the industry position to help weather the inevitable market turbulence. Cisco Systems, our largest science and technology holding, is the leading producer of networking products and services, and performed well during the year.

Q: Which sectors underperformed?

A: Both the utilities and consumer cyclical sectors were disappointing in 1996. While our exposure to utilities was minimal, the Trust's overweighting in retail detracted from performance. We were disappointed by returns from Home Depot, the Trust's tenth-largest holding.

And while science and technology was generally a strong sector for us this year, it wasn't all positive. Data-processing provider Electronic Data Systems hurt Trust performance when the stock's price fell victim to increased competition in the marketplace and earnings reports that came in below expectations.

Q: Stock markets have had a very strong two years. What is your outlook for 1997?

A: The Standard & Poor's 500 Index has gained 60.48% since January 1, 1995. Much of this growth has been powered by a steady inflow of new investor money into the markets. With valuations at their current levels, we believe there is still room for growth, but at a more modest pace than a year ago. While we aren't expecting any dramatic changes in overall market conditions, we believe it makes sense to seek out lower-risk buy opportunities. In this type of environment, we think the Trust will benefit from its high-quality portfolio and our careful stock selection.

Top 10 Stock Positions
(by percentage of net assets)
 1  Chase Manhattan National bank 3.2%
 2  BankAmerica National bank 2.8%
 3  Schlumberger Oil service equipment 2.7%
 4  General Electric Electrical equipment 2.6%
 5  Monsanto Chemical 2.3%
 6  Rohm & Haas Chemical 2.2%
 7  DuPont Chemical 2.2%
 8  Shell Oil 2.2%
 9  Anheuser-Busch Beer brewing 2.1%
10  Home Depot Home supply 2.0%
These securities represent an aggregate of 24.3% of the portfolio. Because of active management, there is no guarantee that the Trust currently invests, or will continue to invest, in the securities listed in this table or in the text above.

Best and Worst Contributors to Performance
(January 1, 1996 through December 31, 1996)

Best
--------------------------------------------------------------------------------
Monsanto
 Growth of agricultural and biotech product lines helped this chemical leader. BankAmerica
 Benign interest-rate outlook and strong operating performance drove this bank stock's price up.
Chase Manhattan
 Solid operations and attractive valuations boosted this bank stock's performance.

Worst
--------------------------------------------------------------------------------
United Healthcare
 Rising operating costs hurt earnings for this healthcare provider.
Electronic Data Systems
 Poor earnings reports and competition advances hindered this data-processing service firm's stock performance.
Pall
 Uncertain near-term demand for this filter maker's products made its stock unattractive to investors.

STATE STREET RESEARCH INVESTMENT TRUST

-----------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------
December 31, 1996

 ---------------------------------------------------------------------
                                                           Value
                                             Shares       (Note 1)
 ---------------------------------------------------------------------
COMMON STOCKS 98.8%
Basic Industries 16.7%
Chemical 8.2%
E.I. Du Pont De Nemours & Co.                312,600    $ 29,501,625
Monsanto Co.                                 786,600      30,579,075
Rhone-Poulenc SA ADR                         601,100      20,362,262
Rohm & Haas Co.                              370,000      30,201,250
                                                       ---------------
                                                         110,644,212
                                                       ---------------
Electrical Equipment 2.6%
General Electric Co.                         358,800      35,476,350
                                                       ---------------
Forest Product 0.6%
James River Corp.                            225,200       7,459,750
                                                       ---------------
Machinery 1.6%
Case Corp.                                   395,400      21,549,300
                                                       ---------------
Metal & Mining 2.8%
Aluminum Company of America                  268,300      17,104,125
Reynolds Metals Co.                          369,100      20,808,013
                                                       ---------------
                                                          37,912,138
                                                       ---------------
Railroad 0.9%
Canadian National Railway Co.                322,900      12,270,200
                                                       ---------------
Total Basic Industries                                   225,311,950
                                                       ---------------
Consumer Cyclical 14.5%
Automotive 2.3%
General Motors Corp.                         243,500      13,575,125
Magna International, Inc. Cl. A              329,000      18,341,750
                                                       ---------------
                                                          31,916,875
                                                       ---------------
Hotel & Restaurant 1.5%
Hilton Hotels Corp.                          359,400       9,389,325
Mirage Resorts Inc.*                         503,900      10,896,838
                                                       ---------------
                                                          20,286,163
                                                       ---------------
Recreation 3.6%
Harley Davidson Inc.                         197,800       9,296,600
Mattel Inc.                                  117,300       3,255,075
Time Warner Inc.                             375,900      14,096,250
Walt Disney Co.                              313,332      21,815,740
                                                       ---------------
                                                          48,463,665
                                                       ---------------
Retail Trade 7.1%
Gucci Group NV*                              139,300       8,897,788
Home Depot Inc.                              543,100      27,222,887
J.C. Penney Inc.                             139,800       6,815,250
Kroger Co.*                                  351,200      16,330,800
Retail Trade (cont'd)
Rite Aid Corp.                               264,300    $ 10,505,925
Sears Roebuck & Co.                          275,600      12,712,050
Toys R Us Inc.*                              424,000      12,720,000
                                                       ---------------
                                                          95,204,700
                                                       ---------------
Total Consumer Cyclical                                  195,871,403
                                                       ---------------
Consumer Staple 24.3%
Business Service 2.3%
HBO & Co.                                    187,500      11,132,813
Interpublic Group of Companies, Inc.         413,900      19,660,250
                                                       ---------------
                                                          30,793,063
                                                       ---------------
Drug 5.0%
American Home Products Corp.                 201,000      11,783,625
Amgen Inc.*                                  120,400       6,546,750
Eli Lilly & Co.                              213,456      15,582,288
Novartis AG ADR*                             406,397      23,199,402
Pfizer Inc.                                  120,900      10,019,588
                                                       ---------------
                                                          67,131,653
                                                       ---------------
Food & Beverage 3.8%
Anheuser-Busch Companies, Inc.               691,500      27,660,000
Coca-Cola Co.                                438,300      23,065,538
                                                       ---------------
                                                          50,725,538
                                                       ---------------
Hospital Supply 7.3%
Aetna Inc.                                   143,600      11,488,000
Baxter International Inc.                    612,900      25,128,900
Columbia/HCA Healthcare Corp.                534,450      21,778,837
Guidant Corp.                                246,600      14,056,200
Johnson & Johnson                            533,700      26,551,575
                                                       ---------------
                                                          99,003,512
                                                       ---------------
Personal Care 3.9%
Avon Products Inc.                           292,700      16,720,487
Gillette Co.                                 231,800      18,022,450
Procter & Gamble Co.                         164,000      17,630,000
                                                       ---------------
                                                          52,372,937
                                                       ---------------
Tobacco 2.0%
Philip Morris Companies, Inc.                235,800      26,556,975
                                                       ---------------
Total Consumer Staple                                    326,583,678
                                                       ---------------
Energy 9.8%
Oil 7.1%
Burlington Resources Inc.                    466,100      23,479,788
Exxon Corp.                                  149,400      14,641,200

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 ---------------------------------------------------------------------
                                                           Value
                                             Shares       (Note 1)
 ---------------------------------------------------------------------
Oil (cont'd)
Oryx Energy Co.                              262,100   $    6,486,975
Shell Transport & Trading PLC                283,500       29,023,312
Total SA Cl. B ADR                           557,608       22,443,722
                                                       ---------------
                                                           96,074,997
                                                       ---------------
Oil Service 2.7%
Schlumberger Ltd.                            362,012       36,155,949
                                                       ---------------
Total Energy                                              132,230,946
Finance 13.4%
Bank 7.8%
BankAmerica Corp.                            376,000       37,506,000
Chase Manhattan Corp.                        481,100       42,938,175
NationsBank Corp.                            246,600       24,105,150
                                                       ---------------
                                                          104,549,325
                                                       ---------------
Insurance 5.6%
Ace Ltd.                                     399,800       24,037,975
American General Corp.                       423,642       17,316,367
General Re Corp.                              13,900        2,192,725
Saint Paul Companies, Inc.                   254,300       14,908,337
Travelers Group Inc.                         368,600       16,725,225
                                                       ---------------
                                                           75,180,629
                                                       ---------------
Total Finance                                             179,729,954
                                                       ---------------
Science & Technology 19.2%
Aerospace 1.0%
Raytheon Co.                                 272,800       13,128,500
                                                       ---------------
Computer Software & Service 4.2%
Cisco Systems Inc.*                          427,500       27,199,687
Electronic Data Systems Corp.                384,500       16,629,625
First Data Corp.                             339,950       12,408,175
                                                       ---------------
                                                           56,237,487
                                                       ---------------
Electronic Components 2.3%
Intel Corp.*                                 121,300       15,882,719
Texas Instruments Inc.                       232,600       14,828,250
                                                       ---------------
                                                           30,710,969
                                                       ---------------
Electronic Equipment 6.2%
L.M. Ericsson Telephone Co. ADR Cl. B*       590,140       17,814,851
Lucent Technologies Inc.*                    467,900       21,640,375
Motorola Inc.                                127,300        7,813,038
Perkin-Elmer Corp.                           375,600       22,113,450
Teradyne Inc.*                               600,800       14,644,500
                                                       ---------------
                                                           84,026,214
                                                       ---------------
Office Equipment 5.5%
Compaq Computer Corp.*                       253,600   $   18,829,800
Diebold Inc.                                 301,700       18,969,387
Hewlett-Packard Co.                          264,000       13,266,000
International Business Machines Corp.        150,800       22,770,800
                                                       ---------------
                                                           73,835,987
                                                       ---------------
Total Science & Technology                                257,939,157
                                                       ---------------
Utility 0.9%
Electric 0.9%
FPL Group Inc.                               252,000       11,592,000
                                                       ---------------
Total Utility                                              11,592,000
                                                       ---------------
Total Common Stocks (Cost $926,604,034)                 1,329,259,088
                                                       ---------------


-----------------------------------------------------------------------------
                                    Principal      Maturity
                                      Amount         Date
-----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 3.9%
American Express Credit Corp.,
  5.90%                            $13,601,000    1/02/1997       13,601,000
American Express Credit Corp.,
  6.55%                             11,157,000    1/02/1997       11,157,000
Chevron Oil Finance Co., 6.15%       3,125,000    1/02/1997        3,125,000
Ford Motor Credit Co., 5.72%        20,000,000    1/02/1997       20,000,000
Ford Motor Credit Co., 5.90%         4,742,000    1/02/1997        4,742,000
                                                               ---------------
Total Short-Term Obligations (Cost $52,625,000)                   52,625,000
                                                               ---------------
Total Investments (Cost $979,229,034)--102.7%                  1,381,884,088
Cash and Other Assets, Less Liabilities--(2.7%)                  (35,964,013)
                                                               ---------------
Net Assets--100.0%                                            $1,345,920,075
                                                               ===============
Federal Income Tax Information:
At December 31, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $976,227,873 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost          $  410,133,394
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value              (4,477,179)
                                                               ---------------
                                                              $  405,656,215
                                                               ===============

   * Nonincome-producing securities.
     ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

 -----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
 -----------------------------------------------------------------------------
December 31, 1996

Assets
Investments, at value (Cost $979,229,034) (Note 1)         $1,381,884,088
Cash                                                                   21
Receivable for securities sold                                 34,740,340
Receivable for fund shares sold                                 8,884,960
Dividends and interest receivable                               1,523,456
Other assets                                                       17,640
                                                           ---------------
                                                            1,427,050,505
Liabilities
Capital gains distribution payable                             75,716,954
Dividends payable                                               3,059,683
Accrued management fee (Note 2)                                 1,071,270
Accrued transfer agent and shareholder services (Note 2)          499,898
Accrued distribution and service fees (Note 4)                    327,406
Payable for fund shares redeemed                                  253,602
Accrued trustees' fee (Note 2)                                      9,185
Other accrued expenses                                            192,432
                                                           ---------------
                                                               81,130,430
                                                           ---------------
Net Assets                                                 $1,345,920,075
                                                           ===============
Net Assets consist of:
 Unrealized appreciation of investments                    $  402,655,054
 Shares of beneficial interest                                943,265,021
                                                           ---------------
                                                           $1,345,920,075
                                                           ===============
Net Asset Value and redemption price per share of Class A
  shares ($223,868,253 / 24,671,409 shares of beneficial
  interest)                                                          $9.07
                                                                     =====
Maximum Offering Price per share of Class A shares ($9.07
  / .955)                                                            $9.50
                                                                     =====
Net Asset Value and offering price per share of Class B
  shares ($315,766,393 / 34,972,059 shares of beneficial
  interest)*                                                         $9.03
                                                                     =====
Net Asset Value, offering price and redemption price per
  share of Class C shares ($780,627,471 / 85,721,290
  shares of beneficial interest)                                     $9.11
                                                                     =====
Net Asset Value and offering price per share of Class D
  shares ($25,657,958 / 2,833,901 shares of beneficial
  interest)*                                                         $9.05
                                                                     =====

   * Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

-----------------------------------------------------------------------------
STATEMENT OF OPERATION
-----------------------------------------------------------------------------
For the year ended December 31, 1996

Investment Income
Dividends, net of foreign taxes of $292,432                 $ 20,824,118
Interest                                                       2,939,668
                                                           ---------------
                                                              23,763,786
Expenses
Management fee (Note 2)                                        3,866,070
Transfer agent and shareholder services (Note 2)               1,613,046
Reports to shareholders                                          232,532
Custodian fee                                                    224,676
Service fee--Class A (Note 4)                                    447,158
Distribution and service fees--Class B (Note 4)                2,445,952
Distribution and service fees--Class D (Note 4)                  211,573
Registration fees                                                135,260
Trustees' fees (Note 2)                                           29,826
Audit fee                                                         29,779
Legal fees                                                         2,279
Miscellaneous                                                     57,885
                                                           ---------------
                                                               9,296,036
                                                           ---------------
Net investment income                                         14,467,750
                                                           ---------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (Notes 1 and 3)             240,753,684
Net unrealized depreciation of investments                   (18,848,278)
                                                           ---------------
Net gain on investments                                      221,905,406
                                                           ---------------
Net increase in net assets resulting from operations        $236,373,156
                                                           ===============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

-----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                      Year ended December 31
                                  -------------------------------
                                      1996             1995
----------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income            $   14,467,750   $   15,680,523
Net realized gain on
  investments*                      240,753,684      107,441,660
Net unrealized appreciation
  (depreciation) of investments     (18,848,278)     151,473,174
                                 ---------------  ---------------
Net increase resulting from
  operations                        236,373,156      274,595,357
                                 ---------------  ---------------
Dividends from net investment
  income:
 Class A                             (2,367,239)      (1,619,460)
 Class B                             (1,492,489)      (1,064,520)
 Class C                            (11,670,468)     (11,601,780)
 Class D                               (139,420)         (97,145)
                                 ---------------  ---------------
                                    (15,669,616)     (14,382,905)
                                 ---------------  ---------------
Distributions from net
  realized gains:
 Class A                            (38,241,853)     (13,126,874)
 Class B                            (54,345,452)     (17,847,503)
 Class C                           (144,043,972)     (74,984,305)
 Class D                             (4,419,675)      (1,639,766)
                                 ---------------  ---------------
                                   (241,050,952)    (107,598,448)
                                 ---------------  ---------------
Distributions in excess of net
  realized gains:
 Class A                               (151,663)        --
 Class B                               (215,528)        --
 Class C                               (571,263)        --
 Class D                                (17,528)        --
                                 ---------------  ---------------
                                       (955,982)        --
                                 ---------------  ---------------
Net increase from fund share
  transactions (Note 5)             292,610,905       77,302,381
                                 ---------------  ---------------
Total increase in net assets        271,307,511      229,916,385
Net Assets
Beginning of year                 1,074,612,564      844,696,179
                                 ---------------  ---------------
End of year (including
  undistributed net investment
  income of $0 and $1,207,644,
  respectively)                  $1,345,920,075   $1,074,612,564
                                 ===============  ===============
*Net realized gain for Federal
  income tax purposes (Note 1)   $  241,083,322   $  107,598,448
                                 ===============  ===============


STATE STREET RESEARCH INVESTMENT TRUST

-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
December 31, 1996

Note 1
State Street Research Investment Trust (the "Trust"), is a series of State Street Research Master Investment Trust (the "Master Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized in February, 1989 as a successor to State Street Investment Corporation, a Massachusetts corporation. The Trust is presently the only series of the Master Trust.

The investment objective of the Trust is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the Trust invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.

The Trust offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Trust's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Trust in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

-----------------------------------------------------------------------------
NOTES (cont'd)
-----------------------------------------------------------------------------

B. Federal Income Taxes
No provision for Federal income taxes is necessary since the Trust has elected to qualify under Subchapter M of the Internal Revenue Code and its policy to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. It is also the intention of the Trust to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code.

C. Dividends
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains are distributed annually. For the year ended December 31, 1996, the Fund has designated as long-term $225,077,488 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is due to the disposition of securities that have different bases for financial reporting and tax purposes.

D. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into a contract under which the Adviser receives a quarterly fee equal to 1/8 of one percent of the average market value of the net assets up to and including $200,000,000, 3/32 of one percent of the average net assets in excess of $200,000,000 up to and including $300,000,000, 3/40 of one percent of the average net assets in excess of $300,000,000 up to and including $500,000,000, and 1/16 of one percent of the average net assets in excess of $500,000,000. In consideration of these fees, the Adviser furnishes the Trust with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1996, the fees pursuant to such agreement amounted to $3,866,070.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Trust such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Trust. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Trust may be purchased. During the year ended December 31, 1996 the amount of such shareholder servicing and account maintenance expenses was $402,641.

The fees of the Trustees not currently affiliated with the Adviser amounted to $29,826 during the year ended December 31, 1996.

Note 3
For the year ended December 31, 1996, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $930,677,454 and $881,140,877, respectively.

Note 4
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Trust pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Trust pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1996, fees pursuant to such plan amounted to $447,158, $2,445,952 and $211,573 for Class A, Class B and Class D shares, respectively.

The Trust has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $292,754 and $1,834,870, respectively, on sales of Class A shares of the Trust during the year ended December 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $3,065,517 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $329,954 and $6,250 on redemptions of Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH INVESTMENT TRUST

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

Note 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At December 31, 1996, the Adviser owned one share of each of Class A, Class B and Class D of the Trust.

Share transactions were as follows:

                                                              Year ended December 31
                                           -------------------------------------------------------------
                                                       1996                            1995
                                           -------------------------------------------------------------
Class A                                       Shares          Amount          Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                  8,496,436     $ 85,083,629      4,201,602    $ 38,277,703
Issued upon reinvestment of:
   Distributions from net realized gains     4,105,073       37,233,009      1,381,863      12,657,868
 Dividends from net investment income          238,083        2,245,230        137,038       1,344,573
Shares redeemed                             (2,981,620)     (29,917,407)    (2,806,953)    (24,998,577)
                                          -------------- --------------- --------------  ---------------
Net increase                                 9,857,972     $ 94,644,461      2,913,550    $ 27,281,567
                                          ============== =============== ==============  ===============
Class B                                       Shares          Amount          Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                 11,730,491     $117,507,067      5,971,626    $ 54,108,058
Issued upon reinvestment of:
   Distributions from net realized gains     5,847,959       52,807,070      1,883,350      17,194,984
 Dividends from net investment income          153,378        1,415,675         95,588         906,920
Shares redeemed                             (2,861,202)     (28,467,433)    (2,523,352)    (22,537,142)
                                          -------------- --------------- --------------  ---------------
Net increase                                14,870,626     $143,262,379      5,427,212    $ 49,672,820
                                          ============== =============== ==============  ===============
Class C                                       Shares          Amount          Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                  1,551,667     $ 15,248,056      1,267,679    $ 11,473,904
Issued upon reinvestment of:
   Distributions from net realized gains     8,570,372       78,065,167      4,060,874      37,278,822
 Dividends from net investment income          468,693        4,537,303        701,086       6,244,388
Shares redeemed                             (5,305,991)     (52,618,228)    (6,464,579)    (57,645,171)
                                          -------------- --------------- --------------  ---------------
Net increase (decrease)                      5,284,741     $ 45,232,298       (434,940)   $ (2,648,057)
                                          ============== =============== ==============  ===============
Class D                                       Shares          Amount          Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                    910,947     $  9,099,923        500,160    $  4,432,731
Issued upon reinvestment of:
   Distributions from net realized gains       466,008        4,217,370        168,699       1,543,548
 Dividends from net investment income           13,599          126,917          8,708          81,712
Shares redeemed                               (397,252)      (3,972,443)      (349,866)     (3,061,940)
                                          -------------- --------------- --------------  ---------------
Net increase                                   993,302     $  9,471,767        327,701    $  2,996,051
                                          ============== =============== ==============  ===============

State Street Research Investment Trust

Financial Highlights


For a share outstanding throughout each year:

                                                          Class A
                                       ----------------------------------------------
                                                  Year ended December 31
                                       ----------------------------------------------
                                        1996***     1995***      1994        1993*
 ------------------------------------------------------------------------------------
Net asset value, beginning of year      $   9.16   $   7.74     $  8.69     $  8.75
Net investment income                       0.12       0.14        0.11        0.10
Net realized and unrealized gain
  (loss) on investments                     1.80       2.39       (0.44)       0.81
Dividends from net investment income       (0.13)     (0.13)      (0.12)      (0.13)
Distributions from net realized gains      (1.87)     (0.98)      (0.50)      (0.84)
Distributions in excess of net
  realized gains                           (0.01)        --          --          --
                                      ----------- ----------- ----------------------
Net asset value, end of year            $   9.07   $   9.16     $  7.74     $  8.69
                                      =========== =========== ======================
Total return                               21.03%+    32.85%+     (3.84)%+    10.53%+++
Net assets at end of year (000s)        $223,868   $135,676     $92,137     $75,259
Ratio of operating expenses to
  average net assets                        0.75%      0.78%       0.89%       0.75%++
Ratio of net investment income to
  average net assets                        1.17%      1.54%       1.26%       1.27%++
Portfolio turnover rate                    73.51%     39.21%      33.08%      43.57%
Average commission rate@                $   0.05         --          --          --

                                                         Class B
                                       ---------------------------------------------
                                                  Year ended December 31
                                       ---------------------------------------------
                                        1996***     1995***      1994       1993**
 -----------------------------------------------------------------------------------
Net asset value, beginning of year      $   9.13   $   7.72    $   8.66    $  9.15
Net investment income                       0.04       0.07        0.06       0.06
Net realized and unrealized gain
  (loss) on investments                     1.80       2.38       (0.44)      0.39
Dividends from net investment income       (0.06)     (0.06)      (0.06)     (0.10)
Distributions from net realized gains      (1.87)     (0.98)      (0.50)     (0.84)
Distributions in excess of net
  realized gains                           (0.01)        --          --         --
                                      ----------- ----------- ---------------------
Net asset value, end of year            $   9.03   $   9.13    $   7.72    $  8.66
                                      =========== =========== =====================
Total return                               20.15%+    31.86%+     (4.43)%+    4.95%+++
Net assets at end of year (000s)        $315,766   $183,446    $113,301    $73,110
Ratio of operating expenses to
  average net assets                        1.50%      1.53%       1.64%      1.51%++
Ratio of net investment income to
  average net assets                        0.41%      0.79%       0.51%      0.48%++
Portfolio turnover rate                    73.51%     39.21%      33.08%     43.57%
Average commission rate@                $   0.05         --          --         --

                                                                Class C                            Class D
                                      ---------------------------------------------------------- ----------
                                                                                                 Year ended
                                                                                                  December
                                                        Year ended December 31                       31
                                      ---------------------------------------------------------- ----------
                                        1996***     1995***      1994        1993        1992      1996***
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year      $   9.18   $   7.76    $   8.70    $   8.80    $   9.04    $  9.15
Net investment income                       0.14       0.16        0.13        0.15        0.16       0.04
Net realized and unrealized gain
  (loss) on investments                     1.82       2.39       (0.43)       0.74        0.40       1.79
Dividends from net investment income       (0.15)     (0.15)      (0.14)      (0.15)      (0.16)     (0.05)
Distributions from net realized gains      (1.87)     (0.98)      (0.50)      (0.84)      (0.64)     (1.87)
Distributions in excess of net
  realized gains                           (0.01)        --          --          --          --      (0.01)
                                      ----------- ----------- ---------------------- ----------- ----------
Net asset value, end of year            $   9.11   $   9.18    $   7.76    $   8.70    $   8.80    $  9.05
                                      =========== =========== ====================== =========== ==========
Total return                               21.48%+    33.07%+     (3.47)%+    10.20%+      6.28%+    20.09%+
Net assets at end of year (000s)        $780,627   $738,649    $627,551    $729,536    $726,671    $25,658
Ratio of operating expenses to
  average net assets                        0.50%      0.54%       0.65%       0.49%       0.51%      1.50%
Ratio of net investment income to
  average net assets                        1.44%      1.81%       1.54%       1.63%       1.92%      0.42%
Portfolio turnover rate                    73.51%     39.21%      33.08%      43.57%      23.99%     73.51%
Average commission rate@                $   0.05         --          --          --          --    $  0.05

                                                   Class D
                                       --------------------------------
                                       1995***      1994       1993**
 ----------------------------------------------------------------------
Net asset value, beginning of year     $  7.74     $  8.68     $ 9.15
Net investment income                     0.07        0.05       0.06
Net realized and unrealized gain
  (loss) on investments                   2.38       (0.43)      0.40
Dividends from net investment income     (0.06)      (0.06)     (0.09)
Distributions from net realized gains    (0.98)      (0.50)     (0.84)
Distributions in excess of net
  realized gains                            --          --         --
                                       --------- ----------- ----------
Net asset value, end of year           $  9.15     $  7.74     $ 8.68
                                       ========= =========== ==========
Total return                             31.75%+     (4.45)%+    5.10%+++
Net assets at end of year (000s)       $16,841     $11,707     $9,729
Ratio of operating expenses to
  average net assets                      1.53%       1.64%      1.51%++
Ratio of net investment income to
  average net assets                      0.79%       0.51%      0.51%++
Portfolio turnover rate                  39.21%      33.08%     43.57%
Average commission rate@                    --          --         --

++  Annualized
* February 17, 1993 (commencement of share class designations) to December 31, 1993.
**  March 15, 1993 (commencement of share class designations) to December 31,
    1993.
*** Per-share figures have been calculated using the average shares method.
+ Total return figures do not reflect any front-end or contingent deferred sales charges.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
@ For fiscal years beginning on or after January 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades.

-----------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

To the Trustees of State Street Research Master Investment Trust and Shareholders of State Street Research Investment Trust:

We have audited the accompanying statement of assets and liabilities of State Street Research Investment Trust, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Investment Trust as of December 31, 1996, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 7, 1997

STATE STREET RESEARCH INVESTMENT TRUST

-----------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-----------------------------------------------------------------------------

Investment Trust had a good year in 1996, in line with generally strong performance in U.S. equity markets. For the 12 months ended December 31, 1996, the Trust outperformed the average return for Lipper Analytical Services' Growth and Income Funds category.

The stocks of large-capitalization, high-quality companies generally turned in the best results in 1996, a trend that benefited the Trust, with its strategy of investing in companies that have strong positions in their industries. Restructuring in the energy industry combined with generally higher commodity prices to help the Trust's energy holdings.

Investment Trust's overweighting in the finance and science and technology sectors helped performance throughout the year. The Trust's management maintained an overweighting in science and technology stocks, many of which performed well during the year.

Both the utilities and consumer cyclicals sectors were disappointing in 1996. Exposure to utilities was minimal, but the Trust's overweighting in retail detracted from performance.

December 31, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Trust will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. During the periods prior to 1990 that shares of the Trust were not offered to the general public, the Trust was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Trust's current continuous public offering. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance.



                          Change In Value of $10,000
                        Based On The S&P 500 Compared
                        to Change In Value Of $10,000
                         Invested In Investment Trust


[DESCRIPTION OF CLASS A LINE CHART]


                                 Class A Shares

                          Average Annual Total Return
--------------------------------------------------------------------------------
1 Year                     5 Years                            10 Years
--------------------------------------------------------------------------------
+15.58%                    +11.52%                            +13.04%
--------------------------------------------------------------------------------

                           Investment Trust                   S & P 500
12/86                      9550                               10000
12/87                      10207                              10525
12/88                      11252                              12268
12/89                      14869                              16149
12/90                      14727                              15647
12/91                      18863                              20403
12/92                      20048                              21956
12/93                      22034                              24164
12/94                      21188                              24481
12/95                      28148                              33670
12/96                      34066                              41396



[DESCRIPTION OF CLASS B LINE CHART]


                                 Class B Shares

                          Average Annual Total Return
--------------------------------------------------------------------------------
1 Year                     5 Years                            10 Years
--------------------------------------------------------------------------------
+15.21%                    +11.71%                            +13.27%
--------------------------------------------------------------------------------

                           Investment Trust                   S & P 500
12/86                      910000                             10000
12/87                      110688                             10525
12/88                      111782                             12268
12/89                      115570                             16149
12/90                      115421                             15647
12/91                      119752                             20403
12/92                      220993                             21956
12/93                      222957                             24164
12/94                      221941                             24481
12/95                      228932                             33670
12/96                      334762                             41396



[DESCRIPTION OF CLASS C LINE CHART]

                                 Class C Shares

                          Average Annual Total Return
--------------------------------------------------------------------------------
1 Year                     5 Years                            10 Years
--------------------------------------------------------------------------------
+21.48%                    +12.82%                            +13.70%
--------------------------------------------------------------------------------

                           Investment Trust                   S & P 500
12/86                      10000                              10000
12/87                      10688                              10525
12/88                      11782                              12268
12/89                      15570                              16149
12/90                      15421                              15647
12/91                      19752                              20403
12/92                      20993                              21956
12/93                      23135                              24164
12/94                      22331                              24481
12/95                      29717                              33670
12/96                      36100                              41396



[DESCRIPTION OF CLASS D LINE CHART]


                                 Class D Shares

                          Average Annual Total Return
--------------------------------------------------------------------------------
1 Year                     5 Years                            10 Years
--------------------------------------------------------------------------------
+19.10%                    +11.96%                            +13.27%
--------------------------------------------------------------------------------

                           Investment Trust                   S & P 500
12/86                      110000                             10000
12/87                      110688                             10525
12/88                      111782                             12268
12/89                      115570                             16149
12/90                      115421                             15647
12/91                      119752                             20403
12/92                      220993                             21956
12/93                      222990                             24164
12/94                      221967                             24481
12/95                      228942                             33670
12/96                      334755                             41396

STATE STREET RESEARCH INVESTMENT TRUST

-----------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH MASTER INVESTMENT TRUST
-----------------------------------------------------------------------------

Fund Information

State Street Research
Investment Trust
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Dudley F. Wade
Vice President

James M. Weiss
Vice President

John T. Wilson
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel, Choate, Hall & Stewart

[BACK COVER]



[State Street Research Logo]



State Street Research Investment Trust
One Financial Center
Boston, MA 02111

                                                         Bulk Rate
                                                       U.S. Postage
                                                           PAID
                                                       Brockton, MA
                                                      Permit No. 600






Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
     State Street Research
     Shareholder Services
     P.O. Box 8408
     Boston, MA 02266-8408


This report is prepared for the general information of current shareholders. When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Investment Trust prospectus. When used after March 31, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 3727-970221(0398)SSR-LD                         IT-396D-297-IBS


Cover Illustration by Dorothy Cullinen